SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-NASHUA CORPORATION

          GAMCO INVESTORS, INC.
                                11/03/99              500-            8.1250
                                11/02/99            4,000-            8.2422
                                11/01/99            2,800             8.4598
                                10/29/99            1,200             8.3750
                                10/28/99            1,000-            8.2188
                                10/26/99            1,000-            8.3750
                                10/25/99              500             8.6250
                                10/21/99            4,500-            8.5000
                                10/19/99            8,000             8.5625
                                10/19/99            5,000-            8.4812
                                10/18/99            4,000-            8.3672
                                10/15/99            1,000-            8.7500
                                10/14/99            7,000-            8.8750
                                10/13/99            1,000-            8.2500
                                10/12/99           10,000-            8.4375
                                10/11/99           11,000-            8.5000
                                10/08/99            1,000-            8.5938
                                10/07/99            2,000-            8.5625
                                10/07/99            2,500-            8.5000
                                10/06/99            2,000-            8.5000
                                10/05/99            2,500-            8.7000
                                10/04/99            3,500             8.9821
                                10/01/99            5,000-            8.8000
                                 9/30/99            3,000             9.0000
                                 9/24/99            2,000-            9.0000
                                 9/23/99            1,800-            8.7778
                                 9/21/99            2,000             8.9375
                                 9/21/99            1,000-            8.9375
                                 9/21/99            3,000-            8.9375
                                 9/14/99              500-            9.3125
                                 9/13/99              600-            9.4375
                                 9/10/99              500-            9.5625
                                 9/09/99            1,000-             *DO
                                 9/07/99            1,000             9.7500
          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/29/99           58,500-            9.3747
                                 9/28/99            1,000-            9.6372

                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-NASHUA CORPORATION

               THE GABELLI SMALL CAP GROWTH FUND
                                 9/20/99            2,000-            8.9747
               THE GABELLI EQUITY TRUST,INC.
                                 9/29/99           58,500             9.3750
               THE GABELLI CAPITAL ASSET FUND
                                10/11/99            2,000-            8.4497






























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.